Exhibit 10.1
NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.
FORM OF COMMON STOCK PURCHASE WARRANT
MEDOVEX CORPORATION
Warrant No. [___]	Issue Date: _______ __, 2017

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the five year anniversary of the Final Closing Date under the Purchase Agreement (the “Termination Date”) but not thereafter, to subscribe for and purchase from Medovex Corporation, a Nevada corporation (the “Company”), up to ____________ shares (the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
Section 1.
Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Warrant, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement and (b) the following terms shall have the following meanings:
“Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock.
“Fair Market Value” of one share of Common Stock as of a particular date shall mean: (i) if traded on a national securities exchange, the VWAP (as defined below) of the Common Stock of the Company on such exchange over the five (5) Trading Days ending immediately prior to the applicable date of valuation; (ii) if quoted on the OTC Bulletin Board or an over the counter market operated by OTC Markets Group, Inc or its successor, the average VWAP over the thirty (30) Trading Days ending immediately prior to the applicable date of valuation; and (iii) if neither (i) nor (ii) applies, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

“National Securities Exchange” means the following markets or exchanges on which the Common Stock may be listed or quoted for trading on the date in question: the NYSE MKT, LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange.
 “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
 “Purchase Agreement” means, collectively, the Unit Purchase Agreement, dated as of January __, 2017 and Subscription Agreement, dated as of January __, 2017, between the Company and the original Holder, as amended, modified or supplemented from time to time in accordance with its terms.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Trading Day” means a day on which the New York Stock Exchange is open for business.
“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.
 “Transaction Documents” shall have the meaning set forth in the Purchase Agreement.
“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a National Securities Exchange, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); (b) if the Common Stock is quoted on any one or more of the OTC Bulletin Board, or the other OTC markets, including the OTCQX, OTCQB and OTC Pink markets, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported on the OTC markets, including the OTCQX, OTCQB and OTC Pink markets, or in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the Fair Market Value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Subscribers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company; provided that in each case where Bloomberg L.P. data is being relied upon, Holder shall provide to the Company a copy of such information for the Company's records.

Section 2.
Exercise.
a)
Exercise of Warrant.

i. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed notice of exercise (“Notice of Exercise”) form attached hereto as Exhibit A; and, within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.

ii. If at any time after six (6) months from the Initial Exercise Date, provided that there is no effective registration statement registering, or no current prospectus available for the resale of the Warrant Shares by the Holder, then in lieu of the payment methods set forth in Section 2(a)(i) above, the Holder may elect to exchange all or some of this Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange.  If Holder elects to exchange this Warrant as provided in this Section 2(a)(ii), Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder’s election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

X = Y (A-B)
           A

Where:   X = the number of shares of Common Stock to be issued to Holder.
Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
A = the Fair Market Value of one share of the Common Stock on the date that the notice of exercise is received by the Company.
B = Exercise Price (as adjusted to the date of such calculation).

b)           Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.50, subject to adjustment hereunder (the “Exercise Price”).

c)           Exercise Limitations. Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder’s affiliates, and any other person or entity acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Holder is solely responsible for any schedules required to be filed in accordance therewith. The Company shall have no obligation to verify or confirm the accuracy of such filings. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(c), provided that the Beneficial Ownership Limitation may not exceed 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 2(c) shall continue to apply, unless the Holder upon not less than 61 days’ prior notice to the Company determines to waive the Beneficial Ownerhship Limitation requirements described in this Section 2(c) in its entirety. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

d)      Mechanics of Exercise.
i.           Delivery of Certificates Upon Exercise. Warrant Shares purchased hereunder shall be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the resale of the Warrant Shares by the Holder or (B) the shares are eligible for resale without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of certificates to the address specified by the Holder in the Notice of Exercise within four (4) Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vi) prior to the issuance of such shares, have been paid, irrespective of the date of delivery of the Warrant Shares. The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the proportionate amount of $10 per Trading Day (increasing to $20 per Trading Day after the third (3rd) Trading Day) after the Warrant Share Delivery Date for each $1,000 of Exercise Price of Warrant Shares for which this Warrant is exercised which are not timely delivered. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable

ii.           Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
iii.           Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
iv.           Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder the Warrant Shares as required pursuant to this Warrant and such Holder, or a broker on such Holder’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Warrant Shares that such Holder was entitled to receive from the Company (a “Buy-In”), then the Company shall promptly pay in cash to such Holder (in addition to any remedies available to or elected by such Holder) the amount by which (a) such Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (b) the aggregate purchase price of the Warrant Shares delivered to the Company for issuance (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to Warrant Shares delivered to the Company for issuance having an aggregate purchase price of $10,000, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In. For purposes hereof, the “purchase price” of a (a) share of Common Stock shall be $___ per share, and (b) Warrant Share shall be the Exercise Price.
v.           No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
vi.        Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the assignment form (“Assignment Form”) attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.
vii.              Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
Section 3.
Intentionally Omitted.

Section 4.
Certain Adjustments.
a)           Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 4(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
b)           Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less than the per share Fair Market Value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
c)           Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4(c) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.
d)           Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
e)           Notice to Holder.
i.             Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 4, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ii.             Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.
Section 5.
Transfer of Warrant.
a)      Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 5(d) herein and to the provisions of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
b)      New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 5(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
c)      Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
d)      Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of the Purchase Agreement.
Section 6.
Miscellaneous.
a)      No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

b)      Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.
c)      Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.
d)       Authorized Shares.
The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock one hundred (100%) of the number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. In case such amount of Common Stock is insufficient at any time, the Company shall call and hold a special meeting to increase the number of authorized shares of common stock. Management of the Company shall recommend to shareholders to vote in favor of increasing the number of authorized shares of common stock.
The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the National Securities Exchange upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its amended and restated certificate of incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.
Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
e)      Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f)      Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.
g)      Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
h)      Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.
i)      Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
j)       Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
k)      Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.
l)      Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.
m)    Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
n)      Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
[Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

MEDOVEX CORPORATION
By:__________________________________________ Name: Title:

EXHIBIT A
NOTICE OF EXERCISE
TO:
MEDOVEX CORPORATION
(1)           The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.
(2)           Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________
The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]
Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________
Name of Authorized Signatory: ___________________________________________________________________
Title of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

EXHIBIT B
ASSIGNMENT FORM
(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is
____________________________________________________________.

____________________________________________________________

Dated: ______________, _______

Holder's Signature:	_____________________________________

Holder's Address:	_____________________________________
_____________________________________

Signature Guaranteed: ___________________________________________
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.